Exhibit 99.1

9 556-557 9.3 Report on the payments made to governments (Article L. 22‑10‑37 of the French Commercial Code) Article L. 22-10-37 of the French Commercial Code(1) requires large undertakings and public-interest entities that are active in the extractive industry or logging of primary forests to disclose, in an annual report, payments of at least 100,000 euros made to governments in the countries in which they operate. The consolidated report of TotalEnergies is presented pursuant to the aforementioned provisions. This report covers the aforementioned payments made in 2023 by the Company’s Extractive Companies as defined below, for the benefit of each government of states or territories in which TotalEnergies carries out its activities, by detailing the total amount of payments made, the total amount by payment type, the total amount by project and the total amount by payment type for each project. When payments were made in kind, valuated hydrocarbons’ volumes are specified. This report has been approved by the Board of Directors of TotalEnergies SE. DEFINITIONS The meaning of certain terms used in this report are set forth below: Extractive Companies: TotalEnergies SE and any company or undertaking fully consolidated by TotalEnergies SE, the activities of which consist, in whole or in part, of exploration, prospection, discovery, development and extraction of minerals, crude oil and natural gas, among others. Payment: a single payment or multiple interconnected payments of an amount equal to, or in excess of, 100,000 euros (or its equivalent) paid, whether in money or in kind, for extractive activities. Payment types included in this report are the following: – Taxes: – Income taxes: corporate income taxes based on taxable profits of Extractive Companies, – Other Taxes: other taxes and levies (other than Income taxes). Other Taxes include those based on revenues or production of Extractive Companies, and exclude taxes levied on consumption such as added value taxes, customs duties, personal income taxes and sales taxes. – Royalties: percentage of production payable to the owner of mineral rights, – License Fees: license fees, surface or rental fees, and other consideration for licenses and /or concessions that are paid for access to the area where the extractive activities are conducted, – License bonuses: bonuses paid for and in consideration of signature, discovery, production, awards, grants and transfers of extraction rights; bonuses related to the achievement or failure to achieve certain production levels or certain targets, and discovery of additional mineral reserves /deposits, – Dividends: dividends paid to a host government holding an interest in an Extractive Company, – Payments for Infrastructure Improvements: payments for local development, including the improvement of infrastructure, not directly necessary for the conduct of extractive activities but mandatory pursuant to the terms of a production sharing contract or to the terms of a law relating to oil and gas activities, – Production entitlement: host Government’s share of production. This payment is generally made in kind. Government: any national, regional or local authority of a country or territory, or any department, agency or undertaking controlled by that authority. Project: operational activities governed by a single contract, license, lease, concession or similar legal agreement and that form the basis for payment liabilities with a Government. If multiple such agreements are substantially interconnected, they shall be considered as a single Project. Payments (such as company income tax when it concerns several projects which cannot be separated in application of the fiscal regulations) unable to be attributed to a Project are disclosed under the item “non-attributable”. REPORTING PRINCIPLES This report sets forth all Payments as booked in the Extractive Companies’ accounts. They are presented based on the Company’s share in each Project, whether the Payments have been made directly by the Extractive Companies of TotalEnergies as operator or indirectly through third-party operating companies. Production entitlement and Royalties that are mandatorily paid in kind and that are owed to host Governments pursuant to legal or contractual provisions (not booked in the Extractive Companies’ accounts pursuant to accounting standards) are reported in proportion of the interest held by the Extractive Company in the Project as of the date on which such Production entitlements and Royalties are deemed to be acquired. Payments in kind are estimated at fair value. Fair value corresponds to the contractual price of hydrocarbons used to calculate Production entitlement, market price (if available) or an appropriate benchmark price. These prices might be calculated on an averaged basis over a given period. (1) Article L. 22-10-37 of the French Commercial Code transposes certain provisions set out in Directive 2013/24/UE of the European Parliament and of the Council of June 26, 2013 (chapter 10).

9.3.1 Reporting by country and type of Payment

9.3.1.1 Paid in cash

paid in cash (in thousands of dollars)	*Income taxes*	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Europe	*7,705,912*	*115,650*	**7,821,562**	**–**	**18,327**	**20,833**	**–**	**–**	**–**	**7,860,722**
Azerbaijan	–	–	–	–	–	20,833	–	–	–	20,833
Bulgaria	–	–	–	–	217	–	–	–	–	217
Denmark	*128,474*	*731*	129,205	–	6,369	–	–	–	–	135,574
Italy	*38,640*	*56,578*	95,218	–	2,086	–	–	–	–	97,304
Netherlands	*288,815*	–	288,815	–	698	–	–	–	–	289,513
Norway	*4,900,631*	*58,341*	4,958,972	–	3,596	–	–	–	–	4,962,568
United Kingdom	*2,349,352*	–	2,349,352	–	5,361	–	–	–	–	2,354,713
Africa	*1,750,963*	*211,860*	**1,962,823**	**–**	**70,608**	**82,941**	**25,000**	**56,407**	**–**	**2,197,779**
Angola	*623,757*	*83,611*	707,368	–	9,410	18,950	–	1,322	–	737,050
Democratic Republic of the Congo	–	–	–	–	500	–	–	–	–	500
Gabon	*6,500*	*51,573*	58,073	–	3,282	–	25,000	15,391	–	101,746
Kenya	–	–	–	–	292	–	–	–	–	292
Mauritania	–	–	–	–	560	–	–	–	–	560
Mozambique	–	–	–	–	2,120	–	–	2,810	–	4,930
Namibia	–	–	–	–	212	–	–	–	–	212
Nigeria	*1,120,196*	*63,624*	1,183,820	–	10,081	63,991	–	34,154	–	1,292,046
Republic of the Congo	*510*	*13,052*	13,562	–	39,883	–	–	2,730	–	56,175
São Tomé and Principe	–	–	–	–	1,139	–	–	–	–	1,139
Senegal	–	–	–	–	1,152	–	–	–	–	1,152
South Africa	–	–	–	–	268	–	–	–	–	268
Uganda	–	–	–	–	1,709	–	–	–	–	1,709
Middle East and North Africa	*84,285*	*9,869,391*	**9,953,676**	**–**	**14,313**	**378,685**	**–**	**909**	**–**	**10,347,583**
Algeria	–	*273,100*	273,100	–	2,096	28,685	–	–	–	303,881
Cyprus	–	–	–	–	962	–	–	–	–	962
Iraq	*12,125*	–	12,125	–	–	–	–	–	–	12,125
Lebanon	–	–	–	–	224	–	–	–	–	224
Libya	–	*1,385,136*	1,385,136	–	82	–	–	909	–	1,386,127
Oman	–	*461,307*	461,307	–	275	–	–	–	–	461,582
Qatar	*72,160*	*30,046*	102,206	–	–	–	–	–	–	102,206
United Arab Emirates	–	*7,719,802*	7,719,802	–	10,674	350,000	–	–	–	8,080,476
Americas	*245,565*	*882,535*	**1,128,100**	**180,621**	**79,343**	**211,159**	**–**	**107**	**–**	**1,599,330**
Argentina	*34,349*	*80,711*	115,060	–	7,475	–	–	–	–	122,535
Bolivia	–	*172,375*	172,375	–	636	–	–	107	–	173,118
Brazil	*211,216*	*613,227*	824,443	–	18,860	166,713	–	–	–	1,010,016
Canada	–	–	–	102,816	23,479	–	–	–	–	126,295
Mexico	–	*1,577*	1,577	–	27,712	–	–	–	–	29,289
Surinam	–	–	–	–	–	44,446	–	–	–	44,446
United States	–	*14,645*	14,645	77,805	1,181	–	–	–	–	93,631
Asia Pacific	*339,655*	*118,713*	**458,368**	**–**	**2,551**	**15,628**	**–**	**2,980**	**28,766**	**508,293**
Australia	–	*45,211*	45,211	–	2,136	–	–	–	–	47,347
Brunei	*66,446*	*7,852*	74,298	–	5	–	–	–	7,777	82,080
China	*28,177*	*2,019*	30,196	–	–	–	–	–	–	30,196
Indonesia	*2,740*	–	2,740	–	–	–	–	–	–	2,740
Kazakhstan	*18,226*	*63,260*	81,486	–	176	–	–	2,980	20,989	105,631
Papua New Guinea	–	–	–	–	234	–	–	–	–	234
Thailand	*224,066*	*371*	224,437	–	–	15,628	–	–	–	240,065
Total	*10,126,380*	*11,198,149*	**21,324,529**	**180,621**	**185,142**	**709,246**	**25,000**	**60,403**	**28,766**	**22,513,707**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments (Article L. 22-10-37 of the French Commercial Code)

9

9.3.1.2 Paid in kind

paid in kind (in kboe)	*Income taxes*	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Europe	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**640**	**640**
Azerbaijan	–	–	–	–	–	–	–	–	640	640
Africa	***2,815***	***3,930***	**6,745**	**–**	**0**	**–**	**–**	**–**	**20,735**	**27,480**
Angola	–	–	–	–	–	–	–	–	19,364	19,364
Gabon	*339*	–	339	–	–	–	–	–	–	339
Nigeria	*801*	*972*	1,773	–	0	–	–	–	1,365	3,139
Republic of the Congo	*1,674*	*2,958*	4,632	–	–	–	–	–	5	4,638
Middle East and North Africa	***11,673***	***1,275***	**12,948**	**2,725**	**–**	**–**	**–**	**–**	**48,921**	**64,594**
Algeria	*1,861*	*602*	2,464	–	–	–	–	–	–	2,464
Libya	*6,499*	*673*	7,172	–	–	–	–	–	18,535	25,707
Oman	–	–	–	2,725	–	–	–	–	–	2,725
Qatar	*3,313*	–	3,313	–	–	–	–	–	30,386	33,699
Americas	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**3,718**	**3,718**
Bolivia	–	–	–	–	–	–	–	–	1,170	1,170
Brazil	–	–	–	–	–	–	–	–	2,548	2,548
Asia Pacific	–	***740***	**740**	**–**	**–**	**–**	**–**	**–**	**1,620**	**2,360**
China	–	*740*	740	–	–	–	–	–	953	1,694
Indonesia	–	–	–	–	–	–	–	–	79	79
Kazakhstan	–	–	–	–	–	–	–	–	587	587
Total	***14,488***	***5,946***	**20,433**	**2,725**	**0**	**–**	**–**	**–**	**75,634**	**98,793**

558-559

9.3.1.3 Paid in cash and in kind (including valuation of in-kind payments)

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

all payments (in thousands of dollars)	*Income taxes*	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Europe	***7,705,912***	***115,650***	**7,821,562**	**–**	**18,327**	**20,833**	**–**	**–**	**24,083**	**7,884,805**
Azerbaijan	–	–	–	–	–	20,833	–	–	24,083	44,916
Bulgaria	–	–	–	–	217	–	–	–	–	217
Denmark	*128,474*	*731*	129,205	–	6,369	–	–	–	–	135,574
Italy	*38,640*	*56,578*	95,218	–	2,086	–	–	–	–	97,304
Netherlands	*288,815*	–	288,815	–	698	–	–	–	–	289,513
Norway	*4,900,631*	*58,341*	4,958,972	–	3,596	–	–	–	–	4,962,568
United Kingdom	*2,349,352*	–	2,349,352	–	5,361	–	–	–	–	2,354,713
Africa	***1,965,491***	***527,036***	**2,492,527**	**–**	**70,626**	**82,941**	**25,000**	**56,407**	**1,716,365**	**4,443,866**
Angola	*623,757*	*83,611*	707,368	–	9,410	18,950	–	1,322	1,602,707	2,339,757
Democratic Republic of the Congo	–	–	–	–	500	–	–	–	–	500
Gabon	*32,778*	*51,573*	84,351	–	3,282	–	25,000	15,391	–	128,024
Kenya	–	–	–	–	292	–	–	–	–	292
Mauritania	–	–	–	–	560	–	–	–	–	560
Mozambique	–	–	–	–	2,120	–	–	2,810	–	4,930
Namibia	–	–	–	–	212	–	–	–	–	212
Nigeria	*1,186,752*	*144,238*	1,330,990	–	10,099	63,991	–	34,154	113,222	1,552,456
Republic of the Congo	*122,204*	*247,614*	369,818	–	39,883	–	–	2,730	436	412,867
São Tomé and Principe	–	–	–	–	1,139	–	–	–	–	1,139
Senegal	–	–	–	–	1,152	–	–	–	–	1,152
South Africa	–	–	–	–	268	–	–	–	–	268
Uganda	–	–	–	–	1,709	–	–	–	–	1,709
Middle East and North Africa	***849,141***	***9,972,257***	**10,821,398**	**132,797**	**14,313**	**378,685**	**–**	**909**	**2,247,736**	**13,595,838**
Algeria	*152,830*	*320,762*	473,592	–	2,096	28,685	–	–	–	504,373
Cyprus	–	–	–	–	962	–	–	–	–	962
Iraq	*12,125*	–	12,125	–	–	–	–	–	–	12,125
Lebanon	–	–	–	–	224	–	–	–	–	224
Libya	*533,684*	*1,440,340*	1,974,024	–	82	–	–	909	1,529,007	3,504,022
Oman	–	*461,307*	461,307	132,797	275	–	–	–	–	594,379
Qatar	*150,502*	*30,046*	180,548	–	–	–	–	–	718,729	899,277
United Arab Emirates	–	*7,719,802*	7,719,802	–	10,674	350,000	–	–	–	8,080,476
Americas	***245,565***	***882,535***	**1,128,100**	**180,621**	**79,343**	**211,159**	**–**	**107**	**217,207**	**1,816,537**
Argentina	*34,349*	*80,711*	115,060	–	7,475	–	–	–	–	122,535
Bolivia	–	*172,375*	172,375	–	636	–	–	107	24,952	198,070
Brazil	*211,216*	*613,227*	824,443	–	18,860	166,713	–	–	192,255	1,202,271
Canada	–	–	–	102,816	23,479	–	–	–	–	126,295
Mexico	–	*1,577*	1,577	–	27,712	–	–	–	–	29,289
Surinam	–	–	–	–	–	44,446	–	–	–	44,446
United States	–	*14,645*	14,645	77,805	1,181	–	–	–	–	93,631
Asia Pacific	***339,655***	***141,445***	**481,100**	**–**	**2,551**	**15,628**	**–**	**2,980**	**93,704**	**595,963**
Australia	–	*45,211*	45,211	–	2,136	–	–	–	–	47,347
Brunei	*66,446*	*7,852*	74,298	–	5	–	–	–	7,777	82,080
China	*28,177*	*24,751*	52,928	–	–	–	–	–	27,062	79,990
Indonesia	*2,740*	–	2,740	–	–	–	–	–	2,750	5,490
Kazakhstan	*18,226*	*63,260*	81,486	–	176	–	–	2,980	56,115	140,757
Papua New Guinea	–	–	–	–	234	–	–	–	–	234
Thailand	*224,066*	*371*	224,437	–	–	15,628	–	–	–	240,065
Total	***11,105,764***	***11,638,923***	**22,744,687**	**313,418**	**185,160**	**709,246**	**25,000**	**60,403**	**4,299,095**	**28,337,009**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments
(Article L. 22-10-37 of the French Commercial Code)

9

9.3.2 Reporting of Payments by Project and by type of Payment, and by Government and by type of Payment

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Algeria (paid in cash (kusd))										
Payments per Project										
Groupement Berkine	–	*14,218*	14,218	–	–	3,581	–	–	–	17,799
Organisation Orhoud	–	–	–	–	–	692	–	–	–	692
Timimoun	–	*28,841*	28,841	–	800	–	–	–	–	29,641
Tin Fouyé Tabankort II	–	*230,041*	230,041	–	788	9,503	–	–	–	240,332
Tin Fouyé Tabankort Sud	–	–	–	–	508	14,909	–	–	–	15,417
Total	**–**	***273,100***	**273,100**	**–**	**2,096**	**28,685**	**–**	**–**	**–**	**303,881**
Payments per Government										
Direction Générale des Impôts, Direction des Grandes Entreprises c/o Sonatrach	–	–	–	–	–	–	–	–	–	–
Direction Générale des Impôts, Direction des Grandes Entreprises	–	*183,447*	183,447	–	2,096	–	–	–	–	185,543
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–	*75,435*	75,435	–	–	–	–	–	–	75,435
Sonatrach	–	*14,218*	14,218	–	–	28,685	–	–	–	42,903
Total	**–**	***273,100***	**273,100**	**–**	**2,096**	**28,685**	**–**	**–**	**–**	**303,881**
Algeria (paid in kind (kboe))										
Payments per Project										
Groupement Berkine	*1,861*	*602*	2,464	–	–	–	–	–	–	2,464
Organisation Orhoud	–	–	–	–	–	–	–	–	–	–
Timimoun	–	–	–	–	–	–	–	–	–	–
Tin Fouyé Tabankort II	–	–	–	–	–	–	–	–	–	–
Tin Fouyé Tabankort Sud	–	–	–	–	–	–	–	–	–	–
Total	***1,861***	***602***	**2,464**	**–**	**–**	**–**	**–**	**–**	**–**	**2,464**
Payments per Government										
Direction Générale des Impôts, Direction des Grandes Entreprises c/o Sonatrach	*1,861*	*602*	2,464	–	–	–	–	–	–	2,464
Direction Générale des Impôts, Direction des Grandes Entreprises	–	–	–	–	–	–	–	–	–	–
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–	–	–	–	–	–	–	–	–	–
Sonatrach	–	–	–	–	–	–	–	–	–	–
Total	***1,861***	***602***	**2,464**	**–**	**–**	**–**	**–**	**–**	**–**	**2,464**

560-561

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

Algeria (all payments (kusd) - including valuation of in-kind payments)

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Payments per Project										
Groupement Berkine	*152,830*[a]	*61,880*[b]	214,710	–	–	3,581	–	–	–	218,291
Organisation Orhoud	–	–	–	–	–	692	–	–	–	692
Timimoun	–	*28,841*	28,841	–	800	–	–	–	–	29,641
Tin Fouyé Tabankort II	–	*230,041*	230,041	–	788	9,503	–	–	–	240,332
Tin Fouyé Tabankort Sud	–	–	–	–	508	14,909	–	–	–	15,417
Total	***152,830***	***320,762***	**473,592**	**–**	**2,096**	**28,685**	**–**	**–**	**–**	**504,373**
Payments per Government										
Direction Générale des Impôts, Direction des Grandes Entreprises c/o Sonatrach	*152,830*[a]	*47,662*[c]	200,492	–	–	–	–	–	–	200,492
Direction Générale des Impôts, Direction des Grandes Entreprises	–	*183,447*	183,447	–	2,096	–	–	–	–	185,543
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–	*75,435*	75,435	–	–	–	–	–	–	75,435
Sonatrach	–	*14,218*[d]	14,218	–	–	28,685	–	–	–	42,903
Total	***152,830***	***320,762***	**473,592**	**–**	**2,096**	**28,685**	**–**	**–**	**–**	**504,373**

(a) Corresponds to the valuation of 1,861 kboe at fiscal selling prices for for income taxes.
(b) Includes the valuation for 47,662 k$ of 602 kboe at fiscal selling prices for taxes of different natures.
(c) Corresponds to the valuation of 602 kboe at fiscal selling prices for taxes of different natures.
(d) Corresponds to the share of operating costs paid in complement to the economic interest of TotalEnergies in Groupement Berkine.

Angola (paid in cash (kusd))

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Payments per Project										
Block 0	*156,274*	*83,611*	239,885	–	683	16,950	–	–	–	257,518
Block 16	*60*	–	60	–	262	–	–	–	–	322
Block 17	*311,436*	–	311,436	–	5,700	2,000	–	769	–	319,905
Block 17/06	*49*	–	49	–	101	–	–	–	–	150
Block 20	*17,910*	–	17,910	–	227	–	–	–	–	18,137
Block 21	–	–	–	–	209	–	–	–	–	209
Block 32	*138,028*	–	138,028	–	2,018	–	–	553	–	140,599
Block 48	–	–	–	–	210	–	–	–	–	210
Total	***623,757***	***83,611***	**707,368**	**–**	**9,410**	**18,950**	**–**	**1,322**	**–**	**737,050**
Payments per Government										
Caixa do Tesouro Nacional	*623,757*	*83,611*	707,368	–	303	–	–	–	–	707,671
Ministério dos Recursos Minerais, Petróleo e Gás	–	–	–	–	9,107	–	–	–	–	9,107
ANPG - Agência Nacional de Petróleo, Gás e Biocombustíveis	–	–	–	–	–	18,950	–	1,322	–	20,272
Total	***623,757***	***83,611***	**707,368**	**–**	**9,410**	**18,950**	**–**	**1,322**	**–**	**737,050**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments
(Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Angola (paid in kind (kboe))										
Payments per Project										
Block 0	–	–	–	–	–	–	–	–	–	–
Block 16	–	–	–	–	–	–	–	–	–	–
Block 17	–	–	–	–	–	–	–	–	18,528	18,528
Block 17/06	–	–	–	–	–	–	–	–	–	–
Block 20	–	–	–	–	–	–	–	–	–	–
Block 21	–	–	–	–	–	–	–	–	–	–
Block 32	–	–	–	–	–	–	–	–	836	836
Block 48	–	–	–	–	–	–	–	–	–	–
Total	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**19,364**	**19,364**
Payments per Government										
Caixa do Tesouro Nacional	–	–	–	–	–	–	–	–	–	–
Ministério dos Recursos Minerais, Petróleo e Gás	–	–	–	–	–	–	–	–	–	–
ANPG - Agência Nacional de Petróleo, Gás e Biocombustíveis	–	–	–	–	–	–	–	–	19,364	19,364
Total	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**19,364**	**19,364**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Angola (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Block 0	*156,274*	*83,611*	239,885	–	683	16,950	–	–	–	257,518
Block 16	*60*	–	60	–	262	–	–	–	–	322
Block 17	*311,436*	–	311,436	–	5,700	2,000	–	769	1,535,189[(a)]	1,855,094
Block 17/06	*49*	–	49	–	101	–	–	–	–	150
Block 20	*17,910*	–	17,910	–	227	–	–	–	–	18,137
Block 21	–	–	–	–	209	–	–	–	–	209
Block 32	*138,028*	–	138,028	–	2,018	–	–	553	67,518[(b)]	208,117
Block 48	–	–	–	–	210	–	–	–	–	210
Total	***623,757***	***83,611***	**707,368**	**–**	**9,410**	**18,950**	**–**	**1,322**	**1,602,707**	**2,339,757**
Payments per Government										
Caixa do Tesouro Nacional	*623,757*	*83,611*	707,368	–	303	–	–	–	–	707,671
Ministério dos Recursos Minerais, Petróleo e Gás	–	–	–	–	9,107	–	–	–	–	9,107
ANPG - Agência Nacional de Petróleo, Gás e Biocombustíveis	–	–	–	–	–	18,950	–	1,322	1,602,707[(c)]	1,622,979
Total	***623,757***	***83,611***	**707,368**	**–**	**9,410**	**18,950**	**–**	**1,322**	**1,602,707**	**2,339,757**

(a) Corresponds to the valuation of 18,528 kboe at the weighted average fiscal price of the year.
(b) Corresponds to the valuation of 836 kboe at the weighted average fiscal price of the year.
(c) Corresponds to the valuation of 19,364 kboe at the weighted average fiscal price of the year.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Argentina (paid in cash (kusd))										
Payments per Project										
Cuenca Argentina Norte - Block 111	–	–	–	–	92	–	–	–	–	92
Cuenca Argentina Norte - Block 113	–	–	–	–	96	–	–	–	–	96
Malvinas Ocidental - Block 123	–	–	–	–	42	–	–	–	–	42
Neuquen	–	*46,571*	46,571	–	532	–	–	–	–	47,103
Santa Cruz	–	–	–	–	483	–	–	–	–	483
Tierra del Fuego	–	*34,140*	34,140	–	6,230	–	–	–	–	40,370
Argentina (non-attributable)	*34,349*	–	34,349	–	–	–	–	–	–	34,349
Total	***34,349***	***80,711***	**115,060**	**–**	**7,475**	**–**	**–**	**–**	**–**	**122,535**
Payments per Government										
Administracion Federal de Ingresos Publicos	*34,349*	–	34,349	–	–	–	–	–	–	34,349
Secretaria de Energia, Republica Argentina	–	*24,908*	24,908	–	1,179	–	–	–	–	26,087
Provincia del Neuquen	–	*46,571*	46,571	–	532	–	–	–	–	47,103
Provincia de Tierra del Fuego	–	*9,232*	9,232	–	5,764	–	–	–	–	14,996
Total	***34,349***	***80,711***	**115,060**	**–**	**7,475**	**–**	**–**	**–**	**–**	**122,535**

562-563

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Australia (paid in cash (kusd))										
Payments per Project										
GLNG	–	*34,036*	34,036	–	2,136	–	–	–	–	36,172
Ichthys LNG	–	*11,175*	11,175	–	–	–	–	–	–	11,175
Total	**–**	***45,211***	**45,211**	**–**	**2,136**	**–**	**–**	**–**	**–**	**47,347**
Payments per Government										
Queensland Government	–	–	–	–	2,136	–	–	–	–	2,136
Queensland Government, Queensland Revenue Office	–	*45,211*	45,211	–	–	–	–	–	–	45,211
Total	**–**	***45,211***	**45,211**	**–**	**2,136**	**–**	**–**	**–**	**–**	**47,347**

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Azerbaijan (paid in cash (kusd))										
Payments per Project										
Absheron	–	–	–	–	–	20,833	–	–	–	20,833
Total	**–**	**–**	**–**	**–**	**–**	**20,833**	**–**	**–**	**–**	**20,833**
Payments per Government										
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	20,833	–	–	–	20,833
Total	**–**	**–**	**–**	**–**	**–**	**20,833**	**–**	**–**	**–**	**20,833**

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Azerbaijan (paid in kind (kboe))										
Payments per Project										
Absheron	–	–	–	–	–	–	–	–	640	640
Total	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**640**	**640**
Payments per Government										
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	–	–	–	640	640
Total	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**640**	**640**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Azerbaijan (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Absheron	–	–	–	–	–	20,833	–	–	24,083[(a)]	44,916
Total	**–**	**–**	**–**	**–**	**–**	**20,833**	**–**	**–**	**24,083**	**44,916**
Payments per Government										
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	20,833	–	–	24,083[(a)]	44,916
Total	**–**	**–**	**–**	**–**	**–**	**20,833**	**–**	**–**	**24,083**	**44,916**

(a) Corresponds to the valuation of 640 kboe for production entitlements at a fixed contractual price for gas and contractual net-back price for condensates.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Bolivia (paid in cash (kusd))										
Payments per Project										
Aquio	–	*22,195*	22,195	–	148	–	–	–	–	22,343
Azero	–	–	–	–	29	–	–	8	–	37
Ipatí	–	*103,053*	103,053	–	234	–	–	99	–	103,386
Itaú	–	*7,930*	7,930	–	127	–	–	–	–	8,057
San Alberto	–	*11,905*	11,905	–	33	–	–	–	–	11,938
San Antonio	–	*27,292*	27,292	–	65	–	–	–	–	27,357
Total	**–**	***172,375***	**172,375**	**–**	**636**	**–**	**–**	**107**	**–**	**173,118**
Payments per Government										
Yacimientos Petrolíferos Fiscales Bolivianos (YPFB)	–	–	–	–	636	–	–	–	–	636
Servicio de Impuestos Nacionales (SIN) c/o YPFB	–	*110,320*	110,320	–	–	–	–	–	–	110,320
Departamentos c/o YPFB	–	*62,055*	62,055	–	–	–	–	–	–	62,055
Fundesoc c/o Indigeneous Communities	–	–	–	–	–	–	–	107	–	107
Total	**–**	***172,375***	**172,375**	**–**	**636**	**–**	**–**	**107**	**–**	**173,118**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments
(Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Bolivia (paid in kind (kboe))										
Payments per Project										
Aquio	–	–	–	–	–	–	–	–	221	221
Azero	–	–	–	–	–	–	–	–	–	–
Ipatí	–	–	–	–	–	–	–	–	–	–
Itaú	–	–	–	–	–	–	–	–	–	–
San Alberto	–	–	–	–	–	–	–	–	129	129
San Antonio	–	–	–	–	–	–	–	–	820	820
Total	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**1,170**	**1,170**
Payments per Government										
Yacimientos Petrolíferos Fiscales Bolivianos (YPFB)	–	–	–	–	–	–	–	–	1,170	1,170
Servicio de Impuestos Nacionales (SIN) c/o YPFB	–	–	–	–	–	–	–	–	–	–
Departamentos c/o YPFB	–	–	–	–	–	–	–	–	–	–
Fundesoc c/o Indigeneous Communities	–	–	–	–	–	–	–	–	–	–
Total	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**1,170**	**1,170**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Bolivia (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Aquio	–	*22,195*	22,195	–	148	–	–	–	5,088[(a)]	27,431
Azero	–	–	–	–	29	–	–	8	–	37
Ipatí	–	*103,053*	103,053	–	234	–	–	99	–	103,386
Itaú	–	*7,930*	7,930	–	127	–	–	–	–	8,057
San Alberto	–	*11,905*	11,905	–	33	–	–	–	4,117[(b)]	16,055
San Antonio	–	*27,292*	27,292	–	65	–	–	–	15,747[(c)]	43,104
Total	–	***172,375***	**172,375**	**–**	**636**	**–**	**–**	**107**	**24,952**	**198,070**
Payments per Government										
Yacimientos Petrolíferos Fiscales Bolivianos (YPFB)	–	–	–	–	636	–	–	–	24,952[(d)]	25,588
Servicio de Impuestos Nacionales (SIN) c/o YPFB	–	*110,320*	110,320	–	–	–	–	–	–	110,320
Departamentos c/o YPFB	–	*62,055*	62,055	–	–	–	–	–	–	62,055
Fundesoc c/o Indigeneous Communities	–	–	–	–	–	–	–	107	–	107
Total	–	***172,375***	**172,375**	**–**	**636**	**–**	**–**	**107**	**24,952**	**198,070**

(a) Corresponds to the valuation of 221 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(b) Corresponds to the valuation of 129 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(c) Corresponds to the valuation of 820 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(d) Corresponds to the valuation of 1,170 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.

564-565

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Brazil (paid in cash (kusd))										
Payments per Project										
Agua Marinha	–	–	–	–	–	3,770	–	–	–	3,770
Atapu	–	–	–	–	25	–	–	–	–	25
Atapu ToR Surplus	–	*73,623*	73,623	–	–	59,866	–	–	–	133,489
Barreirinhas	–	–	–	–	52	–	–	–	–	52
BM-S-54	–	–	–	–	64	–	–	–	–	64
C-M-541	–	–	–	–	718	–	–	–	–	718
Espirito Santo	–	–	–	–	7	–	–	–	–	7
Iara	–	*155,512*	155,512	–	288	–	–	–	–	155,800
Lapa	–	*69,406*	69,406	–	1,275	–	–	–	–	70,681
Libra	–	*189,573*	189,573	–	–	–	–	–	–	189,573
Sépia ToR Surplus	–	*125,113*	125,113	–	–	103,077	–	–	–	228,190
S-M-1711	–	–	–	–	12	–	–	–	–	12
S-M-1815	–	–	–	–	12	–	–	–	–	12
Xerelete	–	–	–	–	53	–	–	–	–	53
Brazil (non-attributable)	*211,216*	–	211,216	–	16,354	–	–	–	–	227,570
Total	***211,216***	***613,227***	**824,443**	**–**	**18,860**	**166,713**	**–**	**–**	**–**	**1,010,016**
Payments per Government										
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	16,354	–	–	–	–	16,354
Fundo de Compensação Ambiental (FCA)	–	–	–	–	825	–	–	–	–	825
Receita Federal	*211,216*	*613,227*	824,443	–	–	–	–	–	–	824,443
Petrobras	–	–	–	–	–	162,943	–	–	–	162,943
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–	–	–	–	–
Secretaria do Tesouro Nacional	–	–	–	–	1,681	3,770	–	–	–	5,451
Total	***211,216***	***613,227***	**824,443**	**–**	**18,860**	**166,713**	**–**	**–**	**–**	**1,010,016**

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Brazil (paid in kind (kboe))										
Payments per Project										
Agua Marinha	–	–	–	–	–	–	–	–	–	–
Atapu	–	–	–	–	–	–	–	–	–	–
Atapu ToR Surplus	–	–	–	–	–	–	–	–	106	106
Barreirinhas	–	–	–	–	–	–	–	–	–	–
BM-S-54	–	–	–	–	–	–	–	–	–	–
C-M-541	–	–	–	–	–	–	–	–	–	–
Espirito Santo	–	–	–	–	–	–	–	–	–	–
Iara	–	–	–	–	–	–	–	–	–	–
Lapa	–	–	–	–	–	–	–	–	–	–
Libra	–	–	–	–	–	–	–	–	2,227	2,227
Sépia ToR Surplus	–	–	–	–	–	–	–	–	215	215
S-M-1711	–	–	–	–	–	–	–	–	–	–
S-M-1815	–	–	–	–	–	–	–	–	–	–
Xerelete	–	–	–	–	–	–	–	–	–	–
Brazil (non-attributable)	–	–	–	–	–	–	–	–	–	–
Total	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**2,548**	**2,548**
Payments per Government										
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	–	–	–	–	–	–
Fundo de Compensação Ambiental (FCA)	–	–	–	–	–	–	–	–	–	–
Receita Federal	–	–	–	–	–	–	–	–	–	–
Petrobras	–	–	–	–	–	–	–	–	–	–
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–	–	–	2,548	2,548
Secretaria do Tesouro Nacional	–	–	–	–	–	–	–	–	–	–
Total	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**2,548**	**2,548**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments
(Article L. 22-10-37 of the French Commercial Code)

9

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

Brazil (all payments (kusd) - including valuation of in-kind payments)

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Payments per Project										
Agua Marinha	–	–	–	–	–	3,770	–	–	–	3,770
Atapu	–	–	–	–	25	–	–	–	–	25
Atapu ToR Surplus	–	*73,623*	73,623	–	–	59,866[(a)]	–	–	7,746[(b)]	141,235
Barreirinhas	–	–	–	–	52	–	–	–	–	52
BM-S-54	–	–	–	–	64	–	–	–	–	64
C-M-541	–	–	–	–	718	–	–	–	–	718
Espirito Santo	–	–	–	–	7	–	–	–	–	7
Iara	–	*155,512*	155,512	–	288	–	–	–	–	155,800
Lapa	–	*69,406*	69,406	–	1,275	–	–	–	–	70,681
Libra	–	*189,573*	189,573	–	–	–	–	–	168,557[(c)]	358,130
Sépia ToR Surplus	–	*125,113*	125,113	–	–	103,077[(d)]	–	–	15,952[(e)]	244,142
S-M-1711	–	–	–	–	12	–	–	–	–	12
S-M-1815	–	–	–	–	12	–	–	–	–	12
Xerelete	–	–	–	–	53	–	–	–	–	53
Brazil (non-attributable)	*211,216*	–	211,216	–	16,354	–	–	–	–	227,570
Total	***211,216***	***613,227***	**824,443**	**–**	**18,860**	**166,713**	**–**	**–**	**192,255**	**1,202,271**
Payments per Government										
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	16,354	–	–	–	–	16,354
Fundo de Compensação Ambiental (FCA)	–	–	–	–	825	–	–	–	–	825
Receita Federal	*211,216*	*613,227*[(f)]	824,443	–	–	–	–	–	–	824,443
Petrobras	–	–	–	–	–	162,943[(g)]	–	–	–	162,943
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–	–	–	192,255[(h)]	192,255
Secretaria do Tesouro Nacional	–	–	–	–	1,681	3,770	–	–	–	5,451
Total	***211,216***	***613,227***	**824,443**	**–**	**18,860**	**166,713**	**–**	**–**	**192,255**	**1,202,271**

(a) Corresponds to the complementary variable consideration (earn-out) linked to the asset transfer realized in 2022 with Petrobras.
(b) Corresponds to the valuation of 106 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(c) Corresponds to the valuation of 2,227 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(d) Corresponds to the complementary variable consideration (earn-out) linked to the asset transfer realized in 2022 with Petrobras.
(e) Corresponds to the valuation of 215 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(f) Includes 67 M$ of exceptional taxes (tax on crude oil exports applied from March to June 2023).
(g) Corresponds to the complementary variable consideration (earn-out) linked to the asset transfer realized in 2022 with Petrobras, majority controlled by the Brazilian State as of December 31, 2023.
(h) Corresponds to the valuation of 2,548 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.

Brunei (paid in cash (kusd))

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Payments per Project										
Block B	*66,446*	*7,852*	74,298	–	5	–	–	–	7,777[(a)]	82,080
Total	***66,446***	***7,852***	**74,298**	**–**	**5**	**–**	**–**	**–**	**7,777**	**82,080**
Payments per Government										
Brunei Government	*66,446*	*7,852*	74,298	–	5	–	–	–	7,777[(a)]	82,080
Total	***66,446***	***7,852***	**74,298**	**–**	**5**	**–**	**–**	**–**	**7,777**	**82,080**

(a) Corresponds to the payment related to Domestic Gas Supply Obligation.

Bulgaria (paid in cash (kusd))

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Payments per Project										
Khan Asparuh	–	–	–	–	217	–	–	–	–	217
Total	**–**	**–**	**–**	**–**	**217**	**–**	**–**	**–**	**–**	**217**
Payments per Government										
Ministry of Energy of Bulgaria	–	–	–	–	217	–	–	–	–	217
Total	**–**	**–**	**–**	**–**	**217**	**–**	**–**	**–**	**–**	**217**

566-567

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Canada (paid in cash (kusd))										
Payments per Project										
Deer Creek	–	–	–	–	1	–	–	–	–	1
Fort Hills	–	–	–	41,005	13,875	–	–	–	–	54,880
Northern Lights	–	–	–	–	138	–	–	–	–	138
Surmont	–	–	–	61,811	9,463	–	–	–	–	71,274
Other oil sands projects	–	–	–	–	2	–	–	–	–	2
Total	**–**	**–**	**–**	**102,816**	**23,479**	**–**	**–**	**–**	**–**	**126,295**
Payments per Government										
Province of Alberta	–	–	–	102,816	1,163	–	–	–	–	103,979
Municipality of Wood Buffalo (Alberta)	–	–	–	–	22,138	–	–	–	–	22,138
Fort McKay First Nations (FMFN)	–	–	–	–	178	–	–	–	–	178
Total	**–**	**–**	**–**	**102,816**	**23,479**	**–**	**–**	**–**	**–**	**126,295**
China (paid in cash (kusd))										
Payments per Project										
Sulige	*28,177*	*2,019*	30,196	–	–	–	–	–	–	30,196
Total	***28,177***	***2,019***	**30,196**	**–**	**–**	**–**	**–**	**–**	**–**	**30,196**
Payments per Government										
China National Petroleum Company	–	*2,019*	2,019	–	–	–	–	–	–	2,019
Etoke Tax Bureau	*13,843*	–	13,843	–	–	–	–	–	–	13,843
Guangzhou Offshore Oil Tax Bureau	*254*	–	254	–	–	–	–	–	–	254
Tianjin Offshore Oil Tax Bureau	*14,080*	–	14,080	–	–	–	–	–	–	14,080
Total	***28,177***	***2,019***	**30,196**	**–**	**–**	**–**	**–**	**–**	**–**	**30,196**
China (paid in kind (kboe))										
Payments per Project										
Sulige	–	*740*	740	–	–	–	–	–	953	1,694
Total	**–**	***740***	**740**	**–**	**–**	**–**	**–**	**–**	**953**	**1,694**
Payments per Government										
China National Petroleum Company	–	*740*	740	–	–	–	–	–	953	1,694
Etoke Tax Bureau	–	–	–	–	–	–	–	–	–	–
Guangzhou Offshore Oil Tax Bureau	–	–	–	–	–	–	–	–	–	–
Tianjin Offshore Oil Tax Bureau	–	–	–	–	–	–	–	–	–	–
Total	**–**	***740***	**740**	**–**	**–**	**–**	**–**	**–**	**953**	**1,694**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
China (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Sulige	*28,177*	*24,751*[(a)]	52,928	–	–	–	–	–	27,062[(b)]	79,990
Total	***28,177***	***24,751***	**52,928**	**–**	**–**	**–**	**–**	**–**	**27,062**	**79,990**
Payments per Government										
China National Petroleum Company	–	*24,751*[(a)]	24,751	–	–	–	–	–	27,062[(b)]	51,813
Etoke Tax Bureau	*13,843*	–	13,843	–	–	–	–	–	–	13,843
Guangzhou Offshore Oil Tax Bureau	*254*	–	254	–	–	–	–	–	–	254
Tianjin Offshore Oil Tax Bureau	*14,080*	–	14,080	–	–	–	–	–	–	14,080
Total	***28,177***	***24,751***	**52,928**	**–**	**–**	**–**	**–**	**–**	**27,062**	**79,990**

(a) Includes the valuation for 22,732 k$ of 740 kboe for taxes of different natures.
(b) Corresponds to the valuation of 953 kboe for production entitlements.

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments (Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Cyprus (paid in cash (kusd))										
Payments per Project										
Block 2	–	–	–	–	69	–	–	–	–	69
Block 3	–	–	–	–	93	–	–	–	–	93
Block 6	–	–	–	–	163	–	–	–	–	163
Block 7	–	–	–	–	170	–	–	–	–	170
Block 8	–	–	–	–	168	–	–	–	–	168
Block 9	–	–	–	–	64	–	–	–	–	64
Block 11	–	–	–	–	235	–	–	–	–	235
Total	–	–	**–**	**–**	**962**	**–**	**–**	**–**	**–**	**962**
Payments per Government										
Ministry of Energy, Commerce, Industry and Tourism	–	–	–	–	962	–	–	–	–	962
Total	–	–	**–**	**–**	**962**	**–**	**–**	**–**	**–**	**962**

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Democratic Republic of the Congo (paid in cash (kusd))										
Payments per Project										
Block 3	–	–	–	–	500	–	–	–	–	500
Total	–	–	**–**	**–**	**500**	**–**	**–**	**–**	**–**	**500**
Payments per Government										
Ministère des Hydrocarbures C/O Caritas Congo ASBL	–	–	–	–	500	–	–	–	–	500
Total	–	–	**–**	**–**	**500**	**–**	**–**	**–**	**–**	**500**

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Denmark (paid in cash (kusd))										
Payments per Project										
Sole Concession Area	*128,474[(a)]*	*731*	129,205	–	6,369	–	–	–	–	135,574
Total	***128,474***	***731***	**129,205**	**–**	**6,369**	**–**	**–**	**–**	**–**	**135,574**
Payments per Government										
Arbejdstilsynet	–	–	–	–	267	–	–	–	–	267
Energistyrelsen	–	–	–	–	176	–	–	–	–	176
Dansk Teknisk Universitet	–	–	–	–	5,926	–	–	–	–	5,926
Skat	*128,474[(a)]*	*731*	129,205	–	–	–	–	–	–	129,205
Total	***128,474***	***731***	**129,205**	**–**	**6,369**	**–**	**–**	**–**	**–**	**135,574**

(a) Includes 41 M$ of windfall taxes (38 M$ concerning 3B Surplus and 3 M$ concerning European Solidarity Contribution).

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Gabon (paid in cash (kusd))										
Payments per Project										
Baudroie-Mérou CEPP	*6,000*	*8,275*	14,275	–	878	–	–	4,254	–	19,407
Concessions (périmètre Convention d'Etablissement)	*500*	*2,160*	2,660	–	2,404	–	–	11,137	–	16,201
Concession Anguille	–	*21,989*	21,989	–	–	–	–	–	–	21,989
Concession Torpille	–	*19,149*	19,149	–	–	–	–	–	–	19,149
Non-attributable	–	–	–	–	–	–	25,000	–	–	25,000
Total	***6,500***	***51,573***	**58,073**	**–**	**3,282**	**–**	**25,000**	**15,391**	**–**	**101,746**
Payments per Government										
Trésor Public Gabonais	*2,500*	*51,573*	54,073	–	3,282	–	–	–	–	57,355
République du Gabon	*4,000*	–	4,000	–	–	–	25,000	8,834	–	37,834
Ville de Libreville	–	–	–	–	–	–	–	506	–	506
Ville de Port-Gentil	–	–	–	–	–	–	–	5,654	–	5,654
Miscellaneous PID beneficiaries	–	–	–	–	–	–	–	201	–	201
Miscellaneous PIH beneficiaries	–	–	–	–	–	–	–	196	–	196
Total	***6,500***	***51,573***	**58,073**	**–**	**3,282**	**–**	**25,000**	**15,391**	**–**	**101,746**

568-569

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Gabon (paid in kind (kboe))										
Payments per Project										
Baudroie-Mérou CEPP	*339*	–	339	–	–	–	–	–	–	339
Concessions (périmètre Convention d'Etablissement)	–	–	–	–	–	–	–	–	–	–
Concession Anguille	–	–	–	–	–	–	–	–	–	–
Concession Torpille	–	–	–	–	–	–	–	–	–	–
Non-attributable	–	–	–	–	–	–	–	–	–	–
Total	**339**	**–**	**339**	**–**	**–**	**–**	**–**	**–**	**–**	**339**
Payments per Government										
Trésor Public Gabonais	–	–	–	–	–	–	–	–	–	–
République du Gabon	*339*	–	339	–	–	–	–	–	–	339
Ville de Libreville	–	–	–	–	–	–	–	–	–	–
Ville de Port-Gentil	–	–	–	–	–	–	–	–	–	–
Miscellaneous PID beneficiaries	–	–	–	–	–	–	–	–	–	–
Miscellaneous PIH beneficiaries	–	–	–	–	–	–	–	–	–	–
Total	**339**	**–**	**339**	**–**	**–**	**–**	**–**	**–**	**–**	**339**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Gabon (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Baudroie-Mérou CEPP	*32,278*[a]	*8,275*	40,553	–	878	–	–	4,254[b]	–	45,685
Concessions (périmètre Convention d'Etablissement)	*500*	*2,160*	2,660	–	2,404	–	–	11,137[c]	–	16,201
Concession Anguille	–	*21,989*	21,989	–	–	–	–	–	–	21,989
Concession Torpille	–	*19,149*	19,149	–	–	–	–	–	–	19,149
Non-attributable	–	–	–	–	–	–	25,000	–	–	25,000
Total	**32,778**	**51,573**	**84,351**	**–**	**3,282**	**–**	**25,000**	**15,391**	**–**	**128,024**
Payments per Government										
Trésor Public Gabonais	*2,500*	*51,573*	54,073	–	3,282	–	–	–	–	57,355
République du Gabon	*30,278*[a]	–	30,278	–	–	–	25,000	8,834	–	64,112
Ville de Libreville	–	–	–	–	–	–	–	506	–	506
Ville de Port-Gentil	–	–	–	–	–	–	–	5,654	–	5,654
Miscellaneous PID beneficiaries	–	–	–	–	–	–	–	201	–	201
Miscellaneous PIH beneficiaries	–	–	–	–	–	–	–	196	–	196
Total	**32,778**	**51,573**	**84,351**	**–**	**3,282**	**–**	**25,000**	**15,391**	**–**	**128,024**

(a) Includes the valuation for 26,278 k$ of 339 kboe at the official selling price and applying the fiscal terms of the profit sharing agreements.
(b) Includes for 3,355 k$ of financing of projects (infrastructure, education, health) under joint control of the State and TotalEnergies within the framework of the *Provision pour Investissements Diversifiés* (PID - contribution to diversified investments) and of the *Provision pour Investissements dans les Hydrocarbures* (PIH - contribution to investments in hydrocarbons).
(c) Financing of projects (infrastructure, education, health) under joint control of the State and TotalEnergies within the framework of the *Provision pour Investissements Diversifiés* (PID - contribution to diversified investments) and of the *Provision pour Investissements dans les Hydrocarbures* (PIH - contribution to investments in hydrocarbons).

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Indonesia (paid in cash (kusd))										
Payments per Project										
Sebuku PSC	*2,740*	–	2,740	–	–	–	–	–	–	2,740
Total	**2,740**	**–**	**2,740**	**–**	**–**	**–**	**–**	**–**	**–**	**2,740**
Payments per Government										
Directorate General of Taxation, Ministry of Finance	*2,740*	–	2,740	–	–	–	–	–	–	2,740
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	–	–
Total	**2,740**	**–**	**2,740**	**–**	**–**	**–**	**–**	**–**	**–**	**2,740**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments (Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Indonesia (paid in kind (kboe))										
Payments per Project										
Sebuku PSC	–	–	–	–	–	–	–	–	79	79
Total	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**79**	**79**
Payments per Government										
Directorate General of Taxation, Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	79	79
Total	–	–	**–**	**–**	**–**	**–**	**–**	**–**	**79**	**79**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Indonesia (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Sebuku PSC	*2,740*	–	2,740	–	–	–	–	–	2,750[a]	5,490
Total	***2,740***	–	**2,740**	**–**	**–**	**–**	**–**	**–**	**2,750**	**5,490**
Payments per Government										
Directorate General of Taxation, Ministry of Finance	*2,740*	–	2,740	–	–	–	–	–	–	2,740
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	2,750[a]	2,750
Total	***2,740***	–	**2,740**	**–**	**–**	**–**	**–**	**–**	**2,750**	**5,490**

(a) Corresponds to the valuation at net-back price of 79 kboe for production entitlements.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Iraq (paid in cash (kusd))										
Payments per Project										
Halfaya	*12,125*	–	12,125	–	–	–	–	–	–	12,125
Total	***12,125***	–	**12,125**	**–**	**–**	**–**	**–**	**–**	**–**	**12,125**
Payments per Government										
Ministry of Finance, General Commission of Taxation	*12,125*	–	12,125	–	–	–	–	–	–	12,125
Total	***12,125***	–	**12,125**	**–**	**–**	**–**	**–**	**–**	**–**	**12,125**

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Italy (paid in cash (kusd))										
Payments per Project										
Gorgoglione Unified License	*38,640*[a]	*56,578*[b]	95,218	–	2,086	–	–	–	–	97,304
Total	***38,640***	***56,578***	**95,218**	**–**	**2,086**	**–**	**–**	**–**	**–**	**97,304**
Payments per Government										
Regione Basilicata	–	*41,741*[b]	41,741	–	743	–	–	–	–	42,484
Agenzia del Demanio	–	–	–	–	16	–	–	–	–	16
Agenzia delle Entrate	*38,640*[a]	–	38,640	–	–	–	–	–	–	38,640
Comune Corleto Perticara	–	*3,334*	3,334	–	227	–	–	–	–	3,561
Comune Gorgoglione	–	*513*	513	–	4	–	–	–	–	517
Comune Guardia Perticara	–	–	–	–	18	–	–	–	–	18
Comune Taranto	–	–	–	–	708	–	–	–	–	708
Ministero dell'Economia e delle Finanze	–	–	–	–	370	–	–	–	–	370
Tesoreria dello Stato	–	*10,990*	10,990	–	–	–	–	–	–	10,990
Total	***38,640***	***56,578***	**95,218**	**–**	**2,086**	**–**	**–**	**–**	**–**	**97,304**

(a) Includes 33 M$ of windfall taxes (European Solidarity Contribution).
(b) Includes payment for the domestic gas supply obligation.

570-571

TotalEnergies

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Kazakhstan (paid in cash (kusd))										
Payments per Project										
Dunga	*18,226*	–	18,226	–	46	–	–	–	20,989	39,261
Kashagan	–	*63,260*	63,260	–	130	–	–	2,980	–	66,370
Total	***18,226***	***63,260***	**81,486**	**–**	**176**	**–**	**–**	**2,980**	**20,989**	**105,631**
Payments per Government										
Atyrau and Mangistau regions c/o North Caspian Operating Company b.v.	–	–	–	–	130	–	–	–	–	130
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,714	–	1,714
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,266	–	1,266
Ministry of Finance	*18,226*	*63,260*	81,486	–	46	–	–	–	20,989	102,521
Ministry of Energy	–	–	–	–	–	–	–	–	–	–
Total	***18,226***	***63,260***	**81,486**	**–**	**176**	**–**	**–**	**2,980**	**20,989**	**105,631**
Kazakhstan (paid in kind (kboe))										
Payments per Project										
Dunga	–	–	–	–	–	–	–	–	–	–
Kashagan	–	–	–	–	–	–	–	–	587	587
Total	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**587**	**587**
Payments per Government										
Atyrau and Mangistau regions c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Ministry of Energy	–	–	–	–	–	–	–	–	587	587
Total	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**587**	**587**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Kazakhstan (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Dunga	*18,226*	–	18,226	–	46	–	–	–	20,989	39,261
Kashagan	–	*63,260*	63,260	–	130	–	–	2,980	35,126[(a)]	101,496
Total	***18,226***	***63,260***	**81,486**	**–**	**176**	**–**	**–**	**2,980**	**56,115**	**140,757**
Payments per Government										
Atyrau and Mangistau regions c/o North Caspian Operating Company b.v.	–	–	–	–	130	–	–	–	–	130
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,714	–	1,714
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,266	–	1,266
Ministry of Finance	*18,226*	*63,260*	81,486	–	46	–	–	–	20,989	102,521
Ministry of Energy	–	–	–	–	–	–	–	–	35,126[(a)]	35,126
Total	***18,226***	***63,260***	**81,486**	**–**	**176**	**–**	**–**	**2,980**	**56,115**	**140,757**

(a) Corresponds to the valuation of 587 kboe at average net-back prices for production entitlements.

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Kenya (paid in cash (kusd))										
Payments per Project										
10BA	–	–	–	–	38	–	–	–	–	38
10BB	–	–	–	–	223	–	–	–	–	223
13T	–	–	–	–	31	–	–	–	–	31
Total	**–**	**–**	**–**	**–**	**292**	**–**	**–**	**–**	**–**	**292**
Payments per Government										
Kenya Ministry of Energy	–	–	–	–	292	–	–	–	–	292
Total	**–**	**–**	**–**	**–**	**292**	**–**	**–**	**–**	**–**	**292**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments
(Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Lebanon (paid in cash (kusd))										
Payments per Project										
Block 4	–	–	–	–	103	–	–	–	–	103
Block 9	–	–	–	–	121	–	–	–	–	121
Total	**–**	**–**	**–**	**–**	**224**	**–**	**–**	**–**	**–**	**224**
Payments per Government										
Lebanese Petroleum Administration (LPA)	–	–	–	–	224	–	–	–	–	224
Total	**–**	**–**	**–**	**–**	**224**	**–**	**–**	**–**	**–**	**224**
Libya (paid in cash (kusd))										
Payments per Project										
Areas 15, 16 & 32 (Al Jurf)	–	–	–	–	–	–	–	–	–	–
Areas 129 & 130	–	–	–	–	–	–	–	–	–	–
Areas 130 & 131	–	–	–	–	–	–	–	–	–	–
Waha	–	*1,385,136*	1,385,136	–	82	–	–	909	–	1,386,127
Total	**–**	***1,385,136***	**1,385,136**	**–**	**82**	**–**	**–**	**909**	**–**	**1,386,127**
Payments per Government										
National Oil Corporation	–	–	–	–	–	–	–	909	–	909
Ministry of Finance c/o National Oil Corporation	–	–	–	–	–	–	–	–	–	–
Ministry of Oil and Gas	–	*1,385,136*	1,385,136	–	82	–	–	–	–	1,385,218
Total	**–**	***1,385,136***	**1,385,136**	**–**	**82**	**–**	**–**	**909**	**–**	**1,386,127**
Libya (paid in kind (kboe))										
Payments per Project										
Areas 15, 16 & 32 (Al Jurf)	*1,584*	*178*	1,762	–	–	–	–	–	1,911	3,673
Areas 129 & 130	*3,746*	*369*	4,115	–	–	–	–	–	11,949	16,064
Areas 130 & 131	*1,169*	*125*	1,295	–	–	–	–	–	4,676	5,970
Waha	–	–	–	–	–	–	–	–	–	–
Total	***6,499***	***673***	**7,172**	**–**	**–**	**–**	**–**	**–**	**18,535**	**25,707**
Payments per Government										
National Oil Corporation	–	–	–	–	–	–	–	–	18,535	18,535
Ministry of Finance c/o National Oil Corporation	*6,499*	*673*	7,172	–	–	–	–	–	–	7,172
Ministry of Oil and Gas	–	–	–	–	–	–	–	–	–	–
Total	***6,499***	***673***	**7,172**	**–**	**–**	**–**	**–**	**–**	**18,535**	**25,707**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Libya (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Areas 15, 16 & 32 (Al Jurf)	*126,957*(a)	*14,284*(b)	141,241	–	–	–	–	–	153,162(c)	294,403
Areas 129 & 130	*309,785*(d)	*30,516*(e)	340,301	–	–	–	–	–	988,137(f)	1,328,438
Areas 130 & 131	*96,942*(g)	*10,404*(h)	107,346	–	–	–	–	–	387,708(i)	495,054
Waha	–	*1,385,136*	1,385,136	–	82	–	–	909	–	1,386,127
Total	***533,684***	***1,440,340***	**1,974,024**	**–**	**82**	**–**	**–**	**909**	**1,529,007**	**3,504,022**
Payments per Government										
National Oil Corporation	–	–	–	–	–	–	–	909	1,529,007(j)	1,529,916
Ministry of Finance c/o National Oil Corporation	*533,684*(k)	*55,204*(l)	588,888	–	–	–	–	–	–	588,888
Ministry of Oil and Gas	–	*1,385,136*	1,385,136	–	82	–	–	–	–	1,385,218
Total	***533,684***	***1,440,340***	**1,974,024**	**–**	**82**	**–**	**–**	**909**	**1,529,007**	**3,504,022**

(a) Corresponds to the valuation of 1,584 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(b) Corresponds to the valuation of 178 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(c) Corresponds to the valuation of 1,911 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(d) Corresponds to the valuation of 3,746 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(e) Corresponds to the valuation of 369 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(f) Corresponds to the valuation of 11,949 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(g) Corresponds to the valuation of 1,169 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(h) Corresponds to the valuation of 125 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(i) Corresponds to the valuation of 4,676 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(j) Corresponds to the valuation of 18,535 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(k) Corresponds to the valuation of 6,499 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(l) Corresponds to the valuation of 673 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.

572-573

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Mauritania (paid in cash (kusd))										
Payments per Project										
Block C15	–	–	–	–	560	–	–	–	–	560
Total	**–**	**–**	**–**	**–**	**560**	**–**	**–**	**–**	**–**	**560**
Payments per Government										
Trésor Public de Mauritanie	–	–	–	–	110	–	–	–	–	110
SMHPM (Société Mauritanienne des Hydrocarbures et du Patrimoine Minier)	–	–	–	–	250	–	–	–	–	250
Commission Environnementale	–	–	–	–	200	–	–	–	–	200
Total	**–**	**–**	**–**	**–**	**560**	**–**	**–**	**–**	**–**	**560**
Mexico (paid in cash (kusd))										
Payments per Project										
AS-CS-06 (B33)	–	*298*	298	–	388	–	–	–	–	686
Block 15	–	*634*	634	–	1,221	–	–	–	–	1,855
G-CS-02 (B32)	–	*374*	374	–	274	–	–	–	–	648
G-CS-03 (B34)	–	–	–	–	9,033	–	–	–	–	9,033
Salina 1	–	*271*	271	–	16,796	–	–	–	–	17,067
Total	**–**	***1,577***	**1,577**	**–**	**27,712**	**–**	**–**	**–**	**–**	**29,289**
Payments per Government										
Servicio de Administracion Tributaria	–	*1,577*	1,577	–	–	–	–	–	–	1,577
Fondo Mexicano del Petroleo	–	–	–	–	27,712	–	–	–	–	27,712
Total	**–**	***1,577***	**1,577**	**–**	**27,712**	**–**	**–**	**–**	**–**	**29,289**
Mozambique (paid in cash (kusd))										
Payments per Project										
Area 1 Golfino-Atum	–	–	–	–	2,120	–	–	2,810	–	4,930
Total	**–**	**–**	**–**	**–**	**2,120**	**–**	**–**	**2,810**	**–**	**4,930**
Payments per Government										
Instituto Nacional de Petroleo	–	–	–	–	2,120	–	–	–	–	2,120
Ministerio da Economia e Financas	–	–	–	–	–	–	–	2,810	–	2,810
Total	**–**	**–**	**–**	**–**	**2,120**	**–**	**–**	**2,810**	**–**	**4,930**
Namibia (paid in cash (kusd))										
Payments per Government										
Block 2912	–	–	–	–	185	–	–	–	–	185
Block 2913B	–	–	–	–	27	–	–	–	–	27
Total	**–**	**–**	**–**	**–**	**212**	**–**	**–**	**–**	**–**	**212**
Payments per Government										
Petrofund	–	–	–	–	212	–	–	–	–	212
Total	**–**	**–**	**–**	**–**	**212**	**–**	**–**	**–**	**–**	**212**
Netherlands (paid in cash (kusd))										
Payments per Project										
Offshore Blocks	–	–	–	–	698	–	–	–	–	698
Non-attributable	*288,815*	–	288,815	–	–	–	–	–	–	288,815
Total	***288,815***	**–**	**288,815**	**–**	**698**	**–**	**–**	**–**	**–**	**289,513**
Payments per Government										
Belastingdienst Nederland	*288,815*	–	288,815	–	698	–	–	–	–	289,513
Total	***288,815***	**–**	**288,815**	**–**	**698**	**–**	**–**	**–**	**–**	**289,513**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments
(Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Nigeria (paid in cash (kusd))										
Payments per Project										
OML58 (joint venture with NNPC, operated)	*43,382*	–	43,382	–	–	–	–	–	–	43,382
OML99 (joint venture with NNPC, operated)	*106,952*	–	106,952	–	–	–	–	–	–	106,952
OML100 (joint venture with NNPC, operated)	*20,519*	–	20,519	–	–	–	–	–	–	20,519
OML102 (joint venture with NNPC, operated)	*148,049*	–	148,049	–	–	–	–	–	–	148,049
OML118 (Bonga)	*7,094*	–	7,094	–	209	–	–	3,775	–	11,078
OML130 PSA (Akpo & Egina)	*446,226*	*63,624*	509,850	–	2,006	63,991	–	8,399	–	584,246
OML138 (Usan)	*6,077*	–	6,077	–	1,725	–	–	1,466	–	9,268
Joint ventures with NNPC, operated - Non-attributable	–	–	–	–	4,215	–	–	10,241	–	14,456
Joint ventures with NNPC, non operated - Non-attributable	*90,369*	–	90,369	–	1,926	–	–	10,273	–	102,568
Non-attributable	*251,528*	–	251,528	–	–	–	–	–	–	251,528
Total	***1,120,196***	***63,624***	**1,183,820**	**–**	**10,081**	**63,991**	**–**	**34,154**	**–**	**1,292,046**
Payments per Government										
Federal Inland Revenue Service	*710,925*	–	710,925	–	–	–	–	–	–	710,925
Niger Delta Development Commission	–	–	–	–	–	–	–	34,154	–	34,154
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–	–	–	–	1,119	–	–	–	–	1,119
Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	–	–
Nigerian Upstream Petroleum Regulatory Commission	*409,271*	*63,624*	472,895	–	8,962	63,991	–	–	–	545,848
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–	–	–	–	–	–	–	–	–	–
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	–	–
Total	***1,120,196***	***63,624***	**1,183,820**	**–**	**10,081**	**63,991**	**–**	**34,154**	**–**	**1,292,046**

574-575

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Nigeria (paid in kind (kboe))										
Payments per Project										
OML58 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML99 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML100 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML102 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML118 (Bonga)	*801*	*667*	1,468	–	0	–	–	–	1,135	2,603
OML130 PSA (Akpo & Egina)	–	–	–	–	–	–	–	–	–	–
OML138 (Usan)	–	*305*	305	–	0	–	–	–	230	535
Joint ventures with NNPC, operated - Non-attributable	–	–	–	–	–	–	–	–	–	–
Joint ventures with NNPC, non operated - Non-attributable	–	–	–	–	–	–	–	–	–	–
Non-attributable	–	–	–	–	–	–	–	–	–	–
Total	***801***	***972***	**1,773**	**–**	**0**	**–**	**–**	**–**	**1,365**	**3,139**
Payments per Government										
Federal Inland Revenue Service	–	–	–	–	–	–	–	–	–	–
Niger Delta Development Commission	–	–	–	–	–	–	–	–	–	–
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–	–	–	–	–	–	–	–	–	–
Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	1,365	1,365
Nigerian Upstream Petroleum Regulatory Commission	–	–	–	–	–	–	–	–	–	–
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–	*972*	972	–	0	–	–	–	–	972
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	*801*	–	801	–	–	–	–	–	–	801
Total	***801***	***972***	**1,773**	**–**	**0**	**–**	**–**	**–**	**1,365**	**3,139**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments (Article L. 22-10-37 of the French Commercial Code)

9

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

Nigeria (all payments (kusd) - including valuation of in-kind payments)

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Payments per Project										
OML58 (joint venture with NNPC, operated)	*43,382*	–	43,382	–	–	–	–	–	–	43,382
OML99 (joint venture with NNPC, operated)	*106,952*	–	106,952	–	–	–	–	–	–	106,952
OML100 (joint venture with NNPC, operated)	*20,519*	–	20,519	–	–	–	–	–	–	20,519
OML102 (joint venture with NNPC, operated)	*148,049*	–	148,049	–	–	–	–	–	–	148,049
OML118 (Bonga)	*73,650[a]*	*55,335[b]*	128,985	–	217[c]	–	–	3,775	94,107[d]	227,084
OML130 PSA (Akpo & Egina)	*446,226*	*63,624*	509,850	–	2,006	63,991	–	8,399	–	584,246
OML138 (Usan)	*6,077*	*25,279[e]*	31,356	–	1,735[f]	–	–	1,466	19,115[g]	53,672
Joint ventures with NNPC, operated - Non-attributable	–	–	–	–	4,215	–	–	10,241	–	14,456
Joint ventures with NNPC, non operated - Non-attributable	*90,369*	–	90,369	–	1,926	–	–	10,273	–	102,568
Non-attributable	*251,528[h]*	–	251,528	–	–	–	–	–	–	251,528
Total	***1,186,752***	***144,238***	**1,330,990**	**–**	**10,099**	**63,991**	**–**	**34,154**	**113,222**	**1,552,456**
Payments per Government										
Federal Inland Revenue Service	*710,925*	–	710,925	–	–	–	–	–	–	710,925
Niger Delta Development Commission	–	–	–	–	–	–	–	34,154	–	34,154
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–	–	–	–	1,119	–	–	–	–	1,119
Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	113,222[i]	113,222
Nigerian Upstream Petroleum Regulatory Commission	*409,271*	*63,624*	472,895	–	8,962	63,991	–	–	–	545,848
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–	*80,614[j]*	80,614	–	18[k]	–	–	–	–	80,632
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	*66,556[l]*	–	66,556	–	–	–	–	–	–	66,556
Total	***1,186,752***	***144,238***	**1,330,990**	**–**	**10,099**	**63,991**	**–**	**34,154**	**113,222**	**1,552,456**

(a) Includes the valuation for 66,556 k$ of 801 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.
(b) Corresponds to the valuation for 667 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(c) Includes the valuation for 8 k$ of 102 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(d) Corresponds to the valuation for 1,135 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(e) Corresponds to the valuation for 305 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(f) Includes the valuation for 10 k$ of 122 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(g) Corresponds to the valuation for 230 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(h) This amount includes the tax implications of the provisions of the Modified Carry Agreement (MCA). Under the MCA, TotalEnergies EP Nigeria is entitled to recover 85% of the Carry Capital Cost through claims of capital allowance, described in the MCA as "Carry Tax Relief". The balance of 15% is to be recovered from NNPC's share of crude oil produced.
(i) Corresponds to the valuation for 1,365 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(j) Corresponds to the valuation for 972 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.
(k) Corresponds to the valuation for 224 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(l) Corresponds to the valuation for 801 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.

576-577

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Norway (paid in cash (kusd))										
Payments per Project										
Åsgard area	–	7,013	7,013	–	754	–	–	–	–	7,767
Ekofisk area	–	23,875	23,875	–	1,553	–	–	–	–	25,428
Heimdal area	–	357	357	–	562	–	–	–	–	919
Johan Sverdrup	–	24	24	–	49	–	–	–	–	73
Oseberg area	–	11,716	11,716	–	544	–	–	–	–	12,260
PL018C	–	–	–	–	20	–	–	–	–	20
Snøhvit area	–	13,326	13,326	–	109	–	–	–	–	13,435
Troll area	–	2,030	2,030	–	5	–	–	–	–	2,035
Non-attributable	4,900,631	–	4,900,631	–	–	–	–	–	–	4,900,631
Total	**4,900,631**	**58,341**	**4,958,972**	**–**	**3,596**	**–**	**–**	**–**	**–**	**4,962,568**
Payments per Government										
Norwegian Tax Administration	4,900,631	58,341	4,958,972	–	–	–	–	–	–	4,958,972
Norwegian Petroleum Directorate	–	–	–	–	3,596	–	–	–	–	3,596
Total	**4,900,631**	**58,341**	**4,958,972**	**–**	**3,596**	**–**	**–**	**–**	**–**	**4,962,568**

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Oman (paid in cash (kusd))										
Payments per Project										
Block 6	–	461,307	461,307	–	–	–	–	–	–	461,307
Block 10	–	–	–	–	–	–	–	–	–	–
Block 12	–	–	–	–	275	–	–	–	–	275
Total	**–**	**461,307**	**461,307**	**–**	**275**	**–**	**–**	**–**	**–**	**461,582**
Payments per Government										
Oman Ministry of Finance	–	461,307	461,307	–	160	–	–	–	–	461,467
Ministry of Energy and Minerals	–	–	–	–	115	–	–	–	–	115
Total	**–**	**461,307**	**461,307**	**–**	**275**	**–**	**–**	**–**	**–**	**461,582**

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Oman (paid in kind (kboe))										
Payments per Project										
Block 6	–	–	–	–	–	–	–	–	–	–
Block 10	–	–	–	2,725	–	–	–	–	–	2,725
Block 12	–	–	–	–	–	–	–	–	–	–
Total	**–**	**–**	**–**	**2,725**	**–**	**–**	**–**	**–**	**–**	**2,725**
Payments per Government										
Oman Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Ministry of Energy and Minerals	–	–	–	2,725	–	–	–	–	–	2,725
Total	**–**	**–**	**–**	**2,725**	**–**	**–**	**–**	**–**	**–**	**2,725**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Oman (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Block 6	–	461,307	461,307	–	–	–	–	–	–	461,307
Block 10	–	–	–	132,797[a]	–	–	–	–	–	132,797
Block 12	–	–	–	–	275	–	–	–	–	275
Total	**–**	**461,307**	**461,307**	**132,797**	**275**	**–**	**–**	**–**	**–**	**594,379**
Payments per Government										
Oman Ministry of Finance	–	461,307	461,307	–	160	–	–	–	–	461,467
Ministry of Energy and Minerals	–	–	–	132,797[a]	115	–	–	–	–	132,912
Total	**–**	**461,307**	**461,307**	**132,797**	**275**	**–**	**–**	**–**	**–**	**594,379**

(a) Corresponds to the valuation for 2,725 kboe for royalties at the official selling price for condensates and at average price for gas.

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Papua New Guinea (paid in cash (kusd))										
Payments per Project										
PRL-15	–	–	–	–	234	–	–	–	–	234
Total	**–**	**–**	**–**	**–**	**234**	**–**	**–**	**–**	**–**	**234**
Payments per Government										
Conservation & Environment Protection Authority	–	–	–	–	234	–	–	–	–	234
Total	**–**	**–**	**–**	**–**	**234**	**–**	**–**	**–**	**–**	**234**

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments (Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Qatar (paid in cash (kusd))										
Payments per Project										
Al Khalij	*72,160*	*30,046*	102,206	–	–	–	–	–	–	102,206
Dolphin	–	–	–	–	–	–	–	–	–	–
Total	***72,160***	***30,046***	**102,206**	**–**	**–**	**–**	**–**	**–**	**–**	**102,206**
Payments per Government										
Qatar Energy	–	–	–	–	–	–	–	–	–	–
Qatar Ministry of Finance	*72,160*	*30,046*	102,206	–	–	–	–	–	–	102,206
Total	***72,160***	***30,046***	**102,206**	**–**	**–**	**–**	**–**	**–**	**–**	**102,206**

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Qatar (paid in kind (kboe))										
Payments per Project										
Al Khalij	–	–	–	–	–	–	–	–	–	–
Dolphin	*3,313*	–	3,313	–	–	–	–	–	30,386	33,699
Total	***3,313***	**–**	**3,313**	**–**	**–**	**–**	**–**	**–**	**30,386**	**33,699**
Payments per Government										
Qatar Energy	–	–	–	–	–	–	–	–	30,386	30,386
Qatar Ministry of Finance	*3,313*	–	3,313	–	–	–	–	–	–	3,313
Total	***3,313***	**–**	**3,313**	**–**	**–**	**–**	**–**	**–**	**30,386**	**33,699**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Qatar (all payments (kusd) - including valuation of in-kind payments)										
Payments per Project										
Al Khalij	*72,160*	*30,046*	102,206	–	–	–	–	–	–	102,206
Dolphin	*78,342*[(a)]	–	78,342	–	–	–	–	–	718,729[(b)]	797,071
Total	***150,502***	***30,046***	**180,548**	**–**	**–**	**–**	**–**	**–**	**718,729**	**899,277**
Payments per Government										
Qatar Energy	–	–	–	–	–	–	–	–	718,729[(b)]	718,729
Qatar Ministry of Finance	*150,502*[(c)]	*30,046*	180,548	–	–	–	–	–	–	180,548
Total	***150,502***	***30,046***	**180,548**	**–**	**–**	**–**	**–**	**–**	**718,729**	**899,277**

(a) Corresponds to the valuation of 3,313 kboe based on the average price of production entitlements and as per the fiscal terms of the profit sharing agreements.
(b) Corresponds to the valuation of 30,386 kboe based on the average price of production entitlements.
(c) Includes the valuation for 78,342 k$ of 3,313 kboe based on the average price of production entitlements and as per the fiscal terms of the profit sharing agreements.

	Income taxes	Other Taxes	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Republic of the Congo (paid in cash (kusd))										
Payments per Project										
CPP Andromède (MTPS)	–	–	–	–	260	–	–	–	–	260
CPP Cassiopée (MTPS)	–	–	–	–	142	–	–	–	–	142
CPP Haute Mer - Zone A	–	*10,121*	10,121	–	811	–	–	–	–	10,932
CPP Haute Mer - Zone B	–	*2,931*	2,931	–	518	–	–	762	–	4,211
CPP Haute Mer - Zone D	–	–	–	–	16,031	–	–	1,968	–	17,999
CPP Persée (MTPS)	–	–	–	–	51	–	–	–	–	51
CPP Pointe Noire Grands Fonds (PNGF)	–	–	–	–	1,303	–	–	–	–	1,303
Kombi, Likalala & Libondo	–	–	–	–	20,000	–	–	–	–	20,000
Lianzi	*510*	–	510	–	–	–	–	–	–	510
Marine XX	–	–	–	–	300	–	–	–	–	300
Nanga	–	–	–	–	287	–	–	–	–	287
Pegase Nord (ex MTPS)	–	–	–	–	180	–	–	–	–	180
Total	***510***	***13,052***	**13,562**	**–**	**39,883**	**–**	**–**	**2,730**	**–**	**56,175**
Payments per Government										
Ministère des hydrocarbures	–	–	–	–	1,228	–	–	2,730	–	3,958
Trésor Public	–	*13,052*	13,052	–	38,655	–	–	–	–	51,707
Société Nationale des Pétroles Congolais	*510*	–	510	–	–	–	–	–	–	510
Total	***510***	***13,052***	**13,562**	**–**	**39,883**	**–**	**–**	**2,730**	**–**	**56,175**

578-579

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Republic of the Congo (paid in kind (kboe))										
Payments per Project										
CPP Andromède (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Cassiopée (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Haute Mer - Zone A	*133*	–	133	–	–	–	–	–	–	133
CPP Haute Mer - Zone B	*114*	–	114	–	–	–	–	–	–	114
CPP Haute Mer - Zone D	*981*	*2,802*	3,782	–	–	–	–	–	–	3,782
CPP Persée (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Pointe Noire Grands Fonds (PNGF)	*446*	*156*	602	–	–	–	–	–	–	602
Kombi, Likalala & Libondo	–	–	–	–	–	–	–	–	–	–
Lianzi	–	–	–	–	–	–	–	–	5	5
Marine XX	–	–	–	–	–	–	–	–	–	–
Nanga	–	–	–	–	–	–	–	–	–	–
Pegase Nord (ex MTPS)	–	–	–	–	–	–	–	–	–	–
Total	***1,674***	***2,958***	**4,632**	**–**	**–**	**–**	**–**	**–**	**5**	**4,638**
Payments per Government										
Ministère des hydrocarbures	*1,674*	*2,958*	4,632	–	–	–	–	–	–	4,632
Trésor Public	–	–	–	–	–	–	–	–	–	–
Société Nationale des Pétroles Congolais	–	–	–	–	–	–	–	–	5	5
Total	***1,674***	***2,958***	**4,632**	**–**	**–**	**–**	**–**	**–**	**5**	**4,638**

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Republic of the Congo (all paiements (kusd) - including valuation of in-kind payments)										
Payments per Project										
CPP Andromède (MTPS)	–	–	–	–	260	–	–	–	–	260
CPP Cassiopée (MTPS)	–	–	–	–	142	–	–	–	–	142
CPP Haute Mer - Zone A	*8,152[(a)]*	*10,121*	18,273	–	811	–	–	–	–	19,084
CPP Haute Mer - Zone B	*9,123[(b)]*	*2,931*	12,054	–	518	–	–	762	–	13,334
CPP Haute Mer - Zone D	*69,505[(c)]*	*222,218[(d)]*	291,723	–	16,031	–	–	1,968	–	309,722
CPP Persée (MTPS)	–	–	–	–	51	–	–	–	–	51
CPP Pointe Noire Grands Fonds (PNGF)	*34,914[(e)]*	*12,344[(f)]*	47,258	–	1,303	–	–	–	–	48,561
Kombi, Likalala & Libondo	–	–	–	–	20,000	–	–	–	–	20,000
Lianzi	*510*	–	510	–	–	–	–	–	436[(g)]	946
Marine XX	–	–	–	–	300	–	–	–	–	300
Nanga	–	–	–	–	287	–	–	–	–	287
Pegase Nord (ex MTPS)	–	–	–	–	180	–	–	–	–	180
Total	***122,204***	***247,614***	**369,818**	**–**	**39,883**	**–**	**–**	**2,730**	**436**	**412,867**
Payments per Government										
Ministère des hydrocarbures	*121,694[(h)]*	*234,562[(i)]*	356,256	–	1,228	–	–	2,730	–	360,214
Trésor Public	–	*13,052*	13,052	–	38,655	–	–	–	–	51,707
Société Nationale des Pétroles Congolais	*510*	–	510	–	–	–	–	–	436[(g)]	946
Total	***122,204***	***247,614***	**369,818**	**–**	**39,883**	**–**	**–**	**2,730**	**436**	**412,867**

(a) Corresponds to the valuation of 133 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(b) Corresponds to the valuation of 114 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(c) Corresponds to the valuation of 981 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(d) Corresponds to the valuation of 2,802 kboe at official fiscal prices and applying the terms of the profit sharing agreements.
(e) Corresponds to the valuation of 446 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(f) Corresponds to the valuation of 156 kboe at official fiscal prices and applying the terms of the profit sharing agreements.
(g) Corresponds to the valuation of 5 kboe at official fiscal prices and applying the terms of the profit sharing agreements.
(h) Corresponds to the valuation of 1,674 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(i) Corresponds to the valuation of 2,958 kboe at official fiscal prices and applying the terms of the profit sharing agreements.

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments (Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
São Tomé and Principe (paid in cash (kusd))										
Payments per Project										
Block 1	–	–	–	–	1,139	–	–	–	–	1,139
Total	–	–	–	–	**1,139**	–	–	–	–	**1,139**
Payments per Government										
Agenc. Nac. Petroleo de Sao Tome e Principe c/o Alliance Française	–	–	–	–	1,009	–	–	–	–	1,009
Agenc. Nac. Petroleo de Sao Tome e Principe c/o Universidade de STP	–	–	–	–	130	–	–	–	–	130
Total	–	–	–	–	**1,139**	–	–	–	–	**1,139**
Senegal (paid in cash (kusd))										
Payments per Project										
ROP	–	–	–	–	1,152	–	–	–	–	1,152
Total	–	–	–	–	**1,152**	–	–	–	–	**1,152**
Payments per Government										
Société des Pétroles du Sénégal	–	–	–	–	1,152	–	–	–	–	1,152
Total	–	–	–	–	**1,152**	–	–	–	–	**1,152**
South Africa (paid in cash (kusd))										
Payments per Project										
Block DOWB	–	–	–	–	103	–	–	–	–	103
Block South Outeniqua	–	–	–	–	165	–	–	–	–	165
Total	–	–	–	–	**268**	–	–	–	–	**268**
Payments per Government										
Petroleum Agency South Africa (PASA)	–	–	–	–	101	–	–	–	–	101
Upstream Training Trust (UTT)	–	–	–	–	167	–	–	–	–	167
Total	–	–	–	–	**268**	–	–	–	–	**268**
Surinam (paid in cash (kusd))										
Payments per Project										
Block 6	–	–	–	–	–	20,223	–	–	–	20,223
Block 8	–	–	–	–	–	20,223	–	–	–	20,223
Block 64	–	–	–	–	–	4,000	–	–	–	4,000
Total	–	–	–	–	–	**44,446**	–	–	–	**44,446**
Payments per Government										
Staatsolie	–	–	–	–	–	44,446	–	–	–	44,446
Total	–	–	–	–	–	**44,446**	–	–	–	**44,446**
Thailand (paid in cash (kusd))										
Payments per Project										
Bongkot	*221,430*	–	221,430	–	–	15,628	–	–	–	237,058
G12/48	*2,636*	*371*	3,007	–	–	–	–	–	–	3,007
Total	***224,066***	***371***	**224,437**	–	–	**15,628**	–	–	–	**240,065**
Payments per Government										
Revenue Department	*194,298*	–	194,298	–	–	–	–	–	–	194,298
Department of Mineral Fuels, Ministry Of Energy	*29,768*	*371*	30,139	–	–	–	–	–	–	30,139
Ministry Of Energy	–	–	–	–	–	15,628	–	–	–	15,628
Total	***224,066***	***371***	**224,437**	–	–	**15,628**	–	–	–	**240,065**

580-581

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
Uganda (paid in cash (kusd))										
Payments per Project										
Block CA-1	–	–	–	–	740	–	–	–	–	740
Block CA-3A	–	–	–	–	627	–	–	–	–	627
Block LA-2	–	–	–	–	342	–	–	–	–	342
Total	–	–	**–**	**–**	**1,709**	**–**	**–**	**–**	**–**	**1,709**
Payments per Government										
Ministry of Energy and Mineral Development	–	–	–	–	1,017	–	–	–	–	1,017
Ministry of Finance, Planning and Economic Development	–	–	–	–	117	–	–	–	–	117
Ministry of Water and Environment	–	–	–	–	575	–	–	–	–	575
Total	–	–	**–**	**–**	**1,709**	**–**	**–**	**–**	**–**	**1,709**
United Arab Emirates (paid in cash (kusd))										
Payments per Project										
ADNOC Gas Processing	–	*387,271*	387,271	–	2,344	–	–	–	–	389,615
ADNOC Onshore	–	*4,837,697*	4,837,697	–	5,700	–	–	–	–	4,843,397
Lower Zakum	–	*445,932*	445,932	–	543	–	–	–	–	446,475
Umm Lulu & SARB	–	*548,673*	548,673	–	–	350,000	–	–	–	898,673
Umm Shaif Nasr	–	*1,500,229*	1,500,229	–	2,087	–	–	–	–	1,502,316
Total	–	***7,719,802***	**7,719,802**	**–**	**10,674**	**350,000**	**–**	**–**	**–**	**8,080,476**
Payments per Government										
Abu Dhabi Fiscal Authorities	–	*7,398,541*	7,398,541	–	–	350,000	–	–	–	7,748,541
Abu Dhabi National Oil Company	–	*321,261*	321,261	–	10,674	–	–	–	–	331,935
Total	–	***7,719,802***	**7,719,802**	**–**	**10,674**	**350,000**	**–**	**–**	**–**	**8,080,476**
United Kingdom (paid in cash (kusd))										
Payments per Project										
Central Graben Area	–	–	–	–	512	–	–	–	–	512
Culzean	–	–	–	–	18	–	–	–	–	18
Eastern North Sea	–	–	–	–	944	–	–	–	–	944
Greater Laggan Area	–	–	–	–	1,093	–	–	–	–	1,093
Markham Area	–	–	–	–	101	–	–	–	–	101
Northern North Sea	–	–	–	–	2,565	–	–	–	–	2,565
Non-attributable	*2,349,352*[(a)]	–	2,349,352	–	128	–	–	–	–	2,349,480
Total	***2,349,352***	–	**2,349,352**	**–**	**5,361**	**–**	**–**	**–**	**–**	**2,354,713**
Payments per Government										
HM Revenue & Customs	*2,349,352*[(a)]	–	2,349,352	–	–	–	–	–	–	2,349,352
Crown Estate	–	–	–	–	128	–	–	–	–	128
North Sea Transition Authority	–	–	–	–	5,233	–	–	–	–	5,233
Total	***2,349,352***	–	**2,349,352**	**–**	**5,361**	**–**	**–**	**–**	**–**	**2,354,713**

(a) Includes 1,020 M$ of windfall taxes (Energy Profit Levy).

Chapter 9 / Supplemental oil and gas information (unaudited) / Report on the payments made to governments (Article L. 22-10-37 of the French Commercial Code)

9

	Income taxes	*Other Taxes*	Taxes (Total)	Royalties	License fees	License bonuses	Dividends	Infrastructure improvements	Production entitlements	Total of Payments
United States (paid in cash (kusd))										
Payments per Project										
Barnett Shale	–	*14,645*	14,645	14,234	75	–	–	–	–	28,954
Gulf of Mexico	–	–	–	–	1,106	–	–	–	–	1,106
Jack	–	–	–	24,407	–	–	–	–	–	24,407
Tahiti	–	–	–	39,164	–	–	–	–	–	39,164
Total	**–**	***14,645***	**14,645**	**77,805**	**1,181**	**–**	**–**	**–**	**–**	**93,631**
Payments per Government										
Office of Natural Resources Revenue	–	–	–	63,571	1,106	–	–	–	–	64,677
Johnson County Tax Assessor	–	*1,750*	1,750	–	–	–	–	–	–	1,750
Tarrant County Tax Assessor	–	*7,335*	7,335	–	–	–	–	–	–	7,335
Texas State Comptroller's Office	–	*5,488*	5,488	–	–	–	–	–	–	5,488
City of Fort Worth	–	–	–	3,986	65	–	–	–	–	4,051
Dallas/Fort Worth International Airport Board	–	–	–	3,604	–	–	–	–	–	3,604
City of Arlington	–	–	–	1,258	–	–	–	–	–	1,258
Tarrant Regional Water District	–	–	–	649	10	–	–	–	–	659
State of Texas	–	–	–	316	–	–	–	–	–	316
City of North Richland Hills	–	–	–	495	–	–	–	–	–	495
Fort Worth Independent School District	–	–	–	417	–	–	–	–	–	417
Burleson Independent School District	–	–	–	226	–	–	–	–	–	226
Arlington Independent School District	–	–	–	327	–	–	–	–	–	327
Birdville Independent School District	–	–	–	1,066	–	–	–	–	–	1,066
Tarrant County College	–	–	–	289	–	–	–	–	–	289
City of Grand Prairie	–	–	–	277	–	–	–	–	–	277
Kennedale Independent School District	–	–	–	184	–	–	–	–	–	184
Tarrant County AAAA	–	–	–	145	–	–	–	–	–	145
Grapevine-Colleyville Tax Office	–	*72*	72	–	–	–	–	–	–	72
City of Cleburne	–	–	–	240	–	–	–	–	–	240
City of Burleson	–	–	–	229	–	–	–	–	–	229
Mansfield Independent School District	–	–	–	184	–	–	–	–	–	184
Crowley Independent School District	–	–	–	119	–	–	–	–	–	119
City of Crowley	–	–	–	102	–	–	–	–	–	102
White Settlement Independent School District	–	–	–	121	–	–	–	–	–	121
Total	**–**	***14,645***	**14,645**	**77,805**	**1,181**	**–**	**–**	**–**	**–**	**93,631**

582-583